SCHEDULE II
                                  INFORMATION WITH RESPECT TO
                      TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                        SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ACNIELSEN CORP

                    GABELLI FOUNDATION
                                 2/14/01           10,000-           36.7500
                    MJG ASSOCIATES, INC.
                                 2/14/01            2,000-           36.7500
                    GABELLI SECURITIES, INC.
                                 2/14/01           10,000-           36.7500
                    GABELLI PERFORMANCE PARTNERSHIP
                                 2/14/01           10,000-           36.7500
                    GABELLI MULTIMEDIA PARTNERS
                                 2/14/01            2,000-           36.7500
                    GABELLI INTERNATIONAL II LTD
                                 2/14/01           10,000-           36.7500
                    GABELLI INTERNATIONAL LTD
                                 2/14/01           10,000-           36.7500
                    GABELLI ASSET MANAGEMENT INC.
                                 2/14/01           50,000-           36.7500
                    GAMCO INVESTORS, INC.
                                 2/14/01          911,100-           36.7500
                    GABELLI ASSOCIATES LTD
                                 2/14/01          328,400-           36.7500
                                 2/14/01           37,400            36.7200
                                 2/12/01            7,500            36.2000
                    GABELLI FUND, LDC
                                 2/14/01            2,000-           36.7500
                    GABELLI ASSOCIATES FUND
                                 2/14/01          348,100-           36.7500
                                 2/14/01           37,500            36.7200
                                 2/12/01            7,500            36.7000
                    GABELLI GROUP CAPITAL PARTNERS
                                 2/14/01           40,000-           36.7500
                    GABELLI & COMPANY, INC.
                                 2/14/01           10,000-           36.7500
                    GABELLI & COMPANY, INC. PROFIT SHARING PLAN
                                 2/14/01           10,000-           36.7500
                    GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 2/14/01          300,000-           36.7500
                         GABELLI GLOBAL MULTIMEDIA TRUST
                                 2/14/01          150,000-           36.7500
                         GABELLI EQUITY TRUST
                                 2/14/01          100,000-           36.7500
                         GABELLI EQUITY INCOME FUND
                                 2/14/01           20,000-           36.7500










                                       SCHEDULE II
                                INFORMATION WITH RESPECT TO
                     TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                       SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ACNIELSEN CORP

                         GABELLI CONVERTIBLE SECURITIES FUND
                                 2/14/01           20,000-           36.7500
                         GABELLI ASSET FUND
                                 2/14/01          500,000-           36.7500
                         GABELLI CAPITAL ASSET FUND
                                 2/14/01           20,000-           36.7500
                         GABELLI ABC FUND
                                 2/14/01          250,000-           36.7500
                     ALCE PARTNERS
                                 2/14/01            3,000-           36.7500


          (1) THE DISPOSITIONS ON 2/14/01 WERE IN CONNECTION WITH THE CASH TENDER OFFER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.